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                                                                 EXHIBIT 10.37.1

                              AMENDMENT NO. 4 TO
                              ------------------
                        PURCHASE AND SALE AGREEMENT AND
                        -------------------------------
                           JOINT ESCROW INSTRUCTIONS
                           -------------------------
                           AND SIDE LETTER AGREEMENT
                           -------------------------


          THIS AMENDMENT NO. 4 TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS AND SIDE LETTER AGREEMENT (this "Amendment") is made and entered
                                              ---------
into and effective as of November 30, 1999, by and between KAISER VENTURES INC., a Delaware corporation and KAISER STEEL LAND DEVELOPMENT INC., a Delaware corporation (collectively, "Seller"), and ONTARIO VENTURES I, LLC, a Delaware
                            ------
limited liability company ("Buyer").
                            -----

                                   RECITALS
                                   --------

          A. WHEREAS, Buyer and Seller have entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of October 19, 1999 as amended by that certain Amendment No. 1 to Purchase and Sale Agreement and Joint Escrow Instructions and Side Letter Agreement dated as of November 2, 1999, by that certain Amendment No. 2 to Purchase and Sale Agreement and Joint Escrow Instructions and Side Letter Agreement dated as of November 12, 1999, and by that certain Amendment No. 3 to Purchase and Sale Agreement and Joint Escrow Instructions and Side Letter Agreement dated as of November 19, 1999 (collectively, the "Purchase Agreement"); and
                    ------------------

          B. WHEREAS, pursuant to the Purchase Agreement, Buyer and Seller have entered into that certain Side Letter Agreement dated as of October 19, 1999 which side letter was amended by the amendments to the Purchase Agreement described in Recital A above (as amended, the "Side Letter Agreement"), the form
                                               ---------------------
of which was attached to the Purchase Agreement as Exhibit DD; and
                                                   ----------

          C. WHEREAS, Buyer and Seller desire to again amend the Side Letter Agreement and the Purchase Agreement, as more particularly set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

                                   AGREEMENT
                                   ---------

     1.   The Purchase Agreement is hereby amended as follows:

          A.   The "Contingency Date" (as defined in Section 1.11 of the
Purchase

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Agreement) shall be February 4, 2000; provided, however, that if Buyer does not cancel Escrow prior to February 4, 2000, and if the sum of Seventy-Five Thousand Dollars is therefore released to Seller as set forth in Section 3.1.2 below, then the Contingency Date shall automatically be extended to March 6, 2000.

          B. Section 3.1.2 of the Agreement is hereby revised to read in full as follows:

               3.1.2   Disposition of Deposit. In the event this Agreement is
                       ----------------------
     terminated for any reason prior to 5:00 p.m. on December 16, 1999 or pursuant to Section 6.1 or 13 hereof, the Deposit (including all interest
     thereon) shall be fully refunded to Buyer by Escrow Holder.   On December
     17, 1999, Seventy-Five Thousand Dollars ($75,000) of the Deposit shall be released to Seller and become nonrefundable to Buyer, but shall be applicable to the Purchase Price. The balance of the Deposit, including all interest thereon, shall be fully refundable to Buyer by Escrow Holder in the event that this Agreement is terminated for any reason prior to the Contingency Date. On February 4, 2000, an additional Seventy-Five Thousand Dollars ($75,000) of the Deposit shall be released to Seller and become nonrefundable to Buyer, but shall be applicable to the Purchase Price. The remaining balance of the Deposit, including all interest thereon, shall be fully refunded to Buyer by Escrow Holder in the event that this Agreement is terminated for any reason prior to the Contingency Date. Following the Contingency Date, in the event this Agreement is terminated or the Close of Escrow fails to occur by reason of Buyer's default hereunder, the entire Deposit (including all interest thereon) shall be held by Escrow Holder for the benefit of Seller and paid to Seller pursuant to Section 6.2 hereof.
     In the event this Agreement is terminated by reason of Seller's default or the Close of Escrow fails to occur by reason of Seller's default hereunder, then the Deposit (including all interest thereon and including any portion of the Deposit which was released to Seller) shall be returned to Buyer. Upon the Close of Escrow, the entire Deposit (including all interest thereon) shall be paid to Seller and shall be credited towards the payment of the Purchase Price.

          C. Section 14.1.3 is hereby added to the Purchase Agreement to read in full as follows:

               14.1.3  Agreement Re Tamkin. Buyer and Seller have each received
                       -------------------
     a letter from lawyers representing the Tamkin entities asserting various claims. During the term of this Agreement and if Buyer acquires the property as provided herein Buyer (and Buyer's members and their affiliates) and Seller each agree that none of them will enter into or propose a settlement with Tamkin Capital Partners, Jeffrey H. Tamkin and related parties arising out of Buyer's purchase of the Real Property without (i) trying to effect a settlement of all of their respective disputes with such entities, (ii) seeking and obtaining the consent

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     of the other Party to any such settlement (which consent shall not be unreasonably withheld), and (iii) being certain that no such settlement would preclude the settling Party from being a witness on behalf of any non-settling Party; in the event that a Party desires to settle and the other Party does not consent to such settlement, the Party not consenting to the settlement shall thereafter advance and pay all costs and expenses of the defense, including but not limited to, all reasonable attorneys' fees, expert witness fees, and other similar items, of the Party desiring to settle the claims against it and the Party desiring not to settle shall indemnify and hold harmless the Party desiring to settle as to any amount or obligation that the Party desiring to settle may be obligated to pay or perform in excess of the amount or obligation for which the matter could have been settled.

          D. Seller and Buyer hereby agree that Exhibits D, H, I, J, P, R, S, T, U, V, W, X, AA and BB attached hereto shall be deemed final and shall be attached to, deemed to be part of and included in the Purchase Agreement.

          E.   Exhibit O is hereby omitted from the Purchase Agreement and all
               ---------
reference to Exhibit O in the Side Letter Agreement and the Purchase Agreement
             ---------
shall hereinafter constitute references to Exhibit R.
                                           ---------

          F. The date by which Buyer and Seller shall negotiate in reasonable good faith to finalize the remaining provisions of Exhibits E, G, K, L, M, M-I, Q, Y and CC and attach them to the Purchase Agreement shall be further extended to February 4, 2000. During the time between the date hereof and February 4, 2000, the Parties shall diligently use reasonable good faith to finalize such Exhibits. In the event that all of such Exhibits are not so agreed upon by such date, then either Buyer or Seller may terminate the Purchase Agreement, in which event the provisions of Section 4.7 thereto shall apply except that any portion of the Deposit theretofore released to Seller shall not be refunded to Buyer.

          G. Section 4.11 shall be added to the Purchase Agreement to read in full as follows:

               4.11  Approval of Financial Abilities of Buyer. Seller shall
                     ----------------------------------------
     have until February 4, 2000 to satisfy itself as to the matters set forth in Section 4.10 of the Purchase Agreement. If Seller is not satisfied as to such matters, then the Purchase Agreement shall be terminated, in which event the provisions of Section 4.7 of the Purchase Agreement shall apply except that any portion of the Deposit theretofore released to Seller shall not be refundable to Buyer.

          H.   Amendment to Section 4.9. Section 4.9 of the Purchase Agreement
               ------------------------
is hereby amended by extending the date by which Buyer and Seller shall negotiate in good faith to finalize the IT Contract and performance bond therefor or each of the Insurance Policies so that they are acceptable to Seller to February 4, 2000. In the event that all of such Insurance Policies,

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the IT Contract and the performance bond therefor are not so agreed upon by such date, then either Buyer or Seller may terminate the Purchase Agreement, in which event the provisions of Section 4.7 thereto shall apply except that any portion of the Deposit theretofore released to Seller shall not be refundable to Buyer.

     2.   No Other Amendments. Except as expressly amended hereby, the Purchase
          -------------------
Agreement and the Side Letter Agreement are unchanged and in full force and effect.

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     3.   Counterparts. This Amendment may be executed in counterparts, each of
          ------------
which shall be an original and all of which taken together shall constitute the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the dates written below.

BUYER:                        ONTARIO VENTURES I, LLC, a Delaware limited
-----                             liability company

                                  By: LandBank Environmental Properties, LLC, a Delaware limited liability company, its Manager

                                       By:  LandBank, Inc., a Delaware
                                            corporation, its managing member


                                       By:  /s/ Stuart L. Miner
                                            ---------------------------
Date Executed:    12/17/99             Its: Principal
               --------------               ---------------------------


SELLER:                           KAISER VENTURES INC., a Delaware corporation
------

                                  By:  /s/ Terry L. Cook
                                       --------------------------------
Date Executed:    12/17/99        Its: Sr. Vice President
               --------------          --------------------------------


                                  KAISER STEEL LAND DEVELOPMENT INC., a Delaware corporation


                                  By:  /s/ Terry L. Cook
                                       --------------------------------
Date Executed:    12/17/99        Its: Vice President
               --------------          --------------------------------

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RECEIVED AND ACCEPTED THIS ____ DAY OF __________________, 1999.

ESCROW HOLDER:

CHICAGO TITLE INSURANCE COMPANY

By:________________________
Its:_______________________

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                              Exhibits Available
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                                  to the SEC
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                             Upon Written Request
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